SCHEDULE OF FINANCIAL ASSET WITH CASH AND TRADE ACCOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Instruments And Risk Management
Cash and Cash Equivalents	$ 13,525	$ 13,526	$ 2,267	$ 2,616
Deposits	384	206
Investment in financial assets	55,642
Short term and long term trade receivables	4,255	2,024
Long term financial assets at fair value	333	200
Other accounts receivable	2,937	581
Total	$ 77,076	$ 16,537